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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2003
                Date of Report (Date of earliest event reported)

                           QUAKER CHEMICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                          Commission File Number 0-7154

           PENNSYLVANIA                                      No. 23-0993790
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                           Identification No.)

                                 One Quaker Park
                                901 Hector Street
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (610) 832-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

      The following exhibit is filed as part of this report:

      Exhibit No.
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      99.1           Press Release of Quaker Chemical Corporation dated May 5,
                     2003

Item 12. Results of Operations and Financial Condition.

      On May 5, 2003, Quaker Chemical Corporation (the "Company") announced its results of operations for the first quarter ended March 31, 2003 in a press release, the text of which is included as Exhibit 99.1 hereto. A Non-GAAP measure of net sales, which excluded the impact of foreign exchange rate translation and the timing of the Company's 2002 acquisitions, has been included because the Company believes it is helpful to the reader in comparing performance in the current year first quarter to the comparable period in the prior year.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    QUAKER CHEMICAL CORPORATION
                                                    Registrant


Date: May 5, 2003                                    By: /S/ MICHAEL F. BARRY
                                                         ----------------------
                                                         Vice President and
                                                         Chief Financial Officer


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